Analyst Day April 22, 2014 Exhibit 99.1

2 2 Certain information included in this presentation may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward - looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology. Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward - looking statements. Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward - looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution. Although Medifast believes that the expectations, statements, and assumptions reflected in these forward - looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward - looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8 - K. Safe H arbor Statement

Proven, Healthy Weight Loss 3

Introducing Medi f ast Mike MacDonald Chairman & CEO 4

Recent Accomplishments 5 • Canada Launch • 11 U.S. centers sold to Medix • Medix buys Slim Centers • Stop.Challenge.Choose . • E - commerce Promotions • New Products • Jimmy V Foundation • Share Repurchase

In 2014 6 1 2 3 DELIVER ON PROFIT GOALS EXECUTE STRATEGIC PLAN HEALTHY LIVING Full - year 2014 earnings at our guidance represents 3 consecutive years of profit growth Health Coach expansion, Weight Control Center conversion, Technology integration and other efforts under way New product launches will address consumer demand and growth opportunities 6

Our Company 7 https://www.youtube.com/watch?v=_CWosRky_U8

Since 1980… 8 FAST SAFE SIMPLE LONG TERM PORTABLE Over 20,000 Over Customers 1,000,000 Doctors have recommended Medifast products & programs

Over 9 0 Choices! 9

Medifast Today Enriching lives through innovative choices for lasting health 10 • Weight Management and Healthy Living products company • Founded in 1980 • $357M Revenue in 2013 • Industry - leading margins • Over 780 employees • Strong Balance Sheet • 10,000+ health coach channel • Direct - to - consumer E - commerce platform • 64 company - owned and 60 franchise Weight Loss Centers • Physician channel & heritage • Canada expansion launched 1Q14 • Latin America partnership with Medix

Recognized for Excellence 11 #16 2013 ; #10 2012 #12 2011 ; #1 2010 #46 2012 ; #5 2011 ; # 29 2010 2014 ; 2012 ; 2009 2014 ; Meg Sheetz President & COO 2014 Top 20 DSA Companies 2014 ; Tim Robinson, CFO 2013 ; Brian Kagen, CMO 2014 ; Meg Sheetz President & COO 2013 ; Jeannette Mills EVP, TSFL 2014 ; Barry Bondroff

Obesity & Diabetes – Linked Epidemics 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 12 2.62% 6.95% 2012 OBESITY as BMI% Diagnosed Diabetes Rate 1985 Sources: CDC Behavioral Risk Factor Surveillance System and Diabetes Surveillance System

Diet Industry Market Size



Served
Market

2%
Medifast share of served market

$65Bn — Total Market

$18Bn — Served Market
- Diet Foods/Meals
- Weight Loss Centers
- Low Calories Programs
- Medical Plans & Surgery
- Books & Videos

$47Bn — Unserved Market:
- Diet Soft Drinks
- Artificial Sweeteners
- Health Club Revenues

Sources: U.S. Census Data, CDC Data, IBIS World, MarketData



Medifast 13

Key Trends CONSUMER TECHNOLOGY Web, Mobile & Tracker tools require weight loss companies to embrace innovation , integration & partnering FUNCTIONAL PRODUCTS Strong interest in foods that support the consumer’s lifestyle D emand increasing for clean labeling , simpler ingredients RELATIONSHIP MODEL 1 - to - 1 Relationships continue to be effective for sales & weight management coaching 14

Key Strategies 15 ‣ DELIVER profitability and enhance shareholder value long term ‣ INNOVATE in products, programs & technology ‣ BUILD the network and reach of TSFL health coaches ‣ LEVERAGE our medical provider heritage & relationships ‣ GROW our online business thru best - in - class platform ‣ EXPAND b usiness d evelopment: I nternational & Corporate Wellness ‣ LAUNCH extensions into Healthy Living ‣ EXPLORE potential M&A opportunities 15

CORPORATE WELLNESS Weight management a key element in growing industry ; Obesity epidemic is costing employers in premiums and lost productivity ; Affordable Care Act promotes proactive steps and insurance coverage for weight management ; Medifast exploring partnership models to enter market this year Business Development 16 CANADIAN EXPANSION Medifast launched in Canada 1Q14 ; Initial launch of Medifast Direct & Medical Provider Wholesale channels MEXICO & LATIN AMERICA Medix investment to expand partnership ; Acquisition of 13 Slim Centers in prime locations across Mexico City ; Progressing multiple new revenue opportunities to drive business expansion ; Executing in Colombia and planning expansion in further LatAm countries

Leadership for Growth • Channel Marketing 20 yrs Consumer Products • Clinical & Scientific 24 yrs Biotech/Pharmaceutical • Product Development 31 yrs Food, Beverage & Consumer Goods • Global Procurement 25 yrs Food Manufacturing & Retail • Quality & Regulatory 40 yrs Food Manufacturing – LatAm Experience • Corporate Wellness 35 yrs B2B Sales and General Management • International Alliances 13 yrs Biotechnology Development • Strategic Planning 22 yrs Marketing Research 17 Hired in the last 12 months

Beyond Weight Loss



$18
BILLION
$200+
BILLION

Addressable
Weight Loss Market

Stable

Lose weight and keep it off

Sources: U.S. Weight Loss Market Update, Marketdata, February 2014
Health and Wellness in the US, Euromonitor, August 2013
Gym, Health & Fitness Clubs in the U.S., IBISWorld, February 2014
Vitamin & Supplement Manufacturing in the US, IBISWorld, October 2013

Healthy Living Market:
Foods, Programs, Products

Growing

Live the life I want
Build my family's health
Run faster, go harder, reach the top
Sleep better and have less stress
and much more…



Medifast 18

Built for Growth Tim Robinson C F O 19

2008 - 2013 Revenue $110 $170 $258 $298 $357 $357 2008 2009 2010 2011 2012 2013 20 5 - Year 27 % CAGR

2008 - 2013 EPS $0.30 $0.77 $1.35 $1.31 $1.57 $1.73 2008 2009 2010 2011 2012* 2013 21 *2012 EPS excludes two non - recurring items, including a FTC settlement recorded in the second quarter and a sales tax accrual in the fourth quarter. Reported EPS $1.16. 5 - Year 42% CAGR

2014 Outlook • 2014 Guidance Update*: – 1Q14 r evenue will fall within previously announced range of $86M to $88M – 1Q14 e arnings per diluted s hare will exceed guidance of $0.32 to $0.35 – FY14 guidance reiterated for net revenue in the range of $340M to $380M, and earnings per diluted share in the range of $1.80 to $1.90 • Management continues to actively evaluate opportunities for strategic M&A and share repurchase during 2014 22 2013 Actual 2014 Guidance Revenue $357M $340M - $380M EPS $1.73 $1.80 - $1.90 22 *Due to the timing of the Medifast Analyst Day presentation beginning at 9:00 a.m. ET on April 22, 2014, the Company is providing this business update. The Company does not plan to provide preliminary financial information in the future other than in unique circumstances, or in the event of a material event that requires disclosure

Strong Cash & Balance Sheet 23 • $68M Cash & Investments • No Long Term Debt • Low Working Capital Levels ; 3.8X Inventory Turns • Minimal CapEx Requirements ; 3.3% of Revenue • Strong Free Cash Flows ; $30.8M Note: Fiscal 2013 Results

Introducing Strategic Partner: Medix Carlos Lopez Patan Director General Productos Medix S.A. 24

A Vision for Health Professionals in the management of weight and obesity Carlos Lopez Patan • Director General since 2007 • Established the vision for focus on curing obesity: Providing patients with complete treatment and preventative options to achieve weight management and combat the obesity epidemic Medix • Founded 1956 • Top 30 Pharmaceutical company in Mexico • #1 in obesity drug segment with 42% market share • Annual revenues approx. $100M • 20% 5 - year CAGR • Rapidly expanding into South America 25 Current 2014 2015 Source: Medix

Weight Management Solutions 26 2 6 1 2 3 NUTRACEUTICAL PHARMACEUTICAL PREVENTATIVE Slender Line • Fiber supplements • Garcinia Cambogia • Vitamins • Chromium Clinical Obesity Treatment • Prescription drug treatments through medical providers Medifast Meal Replacements & Programs

Medix - Medifast Partnership • Launched June 2012 • Medifast enables Medix to offer robust preventative products & programs in addition to existing nutraceutical & pharmaceutical options • Multi - channel market strategy: – Leveraging 6,000+ physician network – Medifast - branded clinics: 3 in Mexico, 1 in Colombia – 13 Slim Center acquisition to scale clinic business – Corporate Wellness, VIP Program, Nutritionists 27

Medix Weight Loss Center Expansion Slim Centers Acquisition • Immediate coverage for 21M+ Greater Mexico City • Incorporate Medifast brand U.S. Medifast Centers • Advance partnership in U.S. through sale of 11 corporate - owned Medifast centers – Austin – 3 – San Antonio – 3 – Miami – 5 • Focus on Hispanic demographic and leverage Medix marketing expertise • Provide full Medix - Medifast product offering 28

Become Yourself Meg Sheetz President & COO 29

What It Takes 30 ‣ PROGRAMS that work ‣ PRODUCTS people want ‣ TECHNOLOGY that powers change ‣ PEOPLE who carry the message ‣ PROCESSES that drive innovation 30

Programs that Work: The 5&1



https://www.youtube.com/watch?v=cncg020v5wA&list=PLAY0FUPmndtfVT4H1_zPYTQoj1weTeiGH&index=2

Medifast. 31

Products People Want 32 Gluten Free Chocolate Lovers To Go

And our newest… 33 Flavors of Home Lean & Green™ Meals

Technology that Drives Change • Engage and motivate the client • Support Healthy Living beyond Weight Loss • Interface with the Apps and Trackers consumers are using • New desktop and mobile platform launching in 2014 34

Our Clients’ Success is the Key 35 Ginamarie l ost 100 lbs* Ted l ost 167 lbs* Diana l ost 61 lbs* *Results vary. Typical weight loss on the Medifast 5 & 1 Plan is 2 - 5 lbs. per week for the first two weeks and 1 - 2 lbs per week thereafter.

Conversations with Yourself 36 https://www.youtube.com/watch?v=_kbhFpKuwcI&list=PLAY0FUPmndtdLuumaf9r8M7mcFg2YtGxf

Our Newest Campaign 37

Growing Brand Awareness 38 25% 26% 32% 40% 44% Nov 11 Apr 12 Oct 12 May 13 Nov 13 Source: Medifast Brand Awareness based from proprietary research based on statistically representative samples of over 1,000 consumers

People Spread the Story 39 Learning about Weight Loss is heavily Social*: 42% from Friends/Relatives 22% from Social Media 10% 2 0% 30% 40% 50% 60% 7 0% 8 0% 9 0% 0% Netflix Am Ex Verizon Medifast United USAA iPad Wegmans Comcast Net Promoter Score – February 2014** Sources: *Internal research based on statistically representative sample of over 1,000 U.S. consumers. **Medifast NPS from internal tracking using Medallia platform. All other scores per Satmetrix press release, March 2014

4 Ways to Support Our Clients 40 4 0 10,000+ Independent Health Coaches 12 4 Franchise and Corporate Centers Medical Provider Wholesale Channel Direct to Consumer E - c ommerce

TSFL: A Unique Model Our coaches are our success stories • Most coaches joined to achieve a healthy weight …and stayed for the business opportunity • Emphasize long term “ O ptimal Health” • Certification exams* Our processes are clear and transparent • 94% of orders go directly to clients, and 6% for coaches’ own use • Coaches do not hold inventory • All commissions are based on product sales 41 *Center for Obesity Prevention and Education(COPE) at Villanova University Dr. Wayne Andersen NY Times Bestselling Author

TSFL Strategy

Take Shape For Life. FUELED BY Medifast

1 EXPAND COACH NETWORK

10,000 and Growing

- Stop.Challenge.Choose
- 5 Super-regionals in 1Q14
- National Convention July 2014 in Anaheim – over 1,750 pre-registered, more than 50% up YoY

2 IMPROVED COMMISSION PLAN

Integrated Plan Focuses on Growth

- Rewards development of coach and coaches' business
- Reduces expense allowing for future investment in growth

3 NEW PRODUCTS

Extend Optimal Health Opportunity

- New Lean & Green™ and Healthy Living products launching in 2014
- Long term innovation strategy to attract more coaches and clients



Medifast 42

Direct - to - Consumer • Complete E - commerce business & experience • I nformation, tools & support for successful self - guided weight management 43 ‣ Full Product Line & Programs ‣ Quick Start Guides & Video How - to’s ‣ Dashboard for Tracking the Weight Loss Journey ‣ The Science Behind Medifast ‣ Programs for Diabetes, Seniors, Teens, Gluten - free, more ‣ Success Stories & “Happy Afters” ‣ MyMedifast Community & Blog ‣ Links to Medifast Social Sites & Support Channels ‣ And options for getting 1 - on - 1 support

Medifast Direct Strategy 44 1 2 3 ENHANCE WEB PLATFORM ADDRESS DIY TREND OPTIMIZE AD & PROMO SPEND Best in class capabilities to drive orders • Streamlined ordering experience to increase conversion • Flexibility to rapidly change and target promotions Innovate for rewarding online experience • Launch new mobile app, new online community • Integrate with Activity Trackers consumers are already using Execute the best mix of media & promotion • Use Analytics to deploy funds to the right media and the right discounts and promotions • Launch improved auto - ship programs to encourage loyalty 44

Local, Personal, Accountable • 64 Corporate Centers • 60 Franchise Centers • Supervised Programs • Dietitian Support • Body Composition Technology • Onsite Product Purchasing • Weekly Weigh - ins • Constant Contact “Care Calls” 45

MWCC Strategy 46 1 2 3 CONVERT TO FRANCHISES GROW FOOTPRINT PROGRESS TO DATE Highly Accretive Shift to Wholesale • Food revenues will decline to wholesale price • Operating Profit will improve with SG&A reductions Responsibly Expand Franchise Footprint • Entrepreneurial management will invest to grow profitably • Expansion by current and new franchisees to reach 200+ locations Successfully Transitioning Centers • 11 center sale to Medix in U.S. in 2Q14 • 8 New franchise centers opened in 1Q14 • 5 New franchise centers opened in 4Q13 46

Leveraging Our Medical Heritage • Obese patients spend 50% more on healthcare costs — over $7,100 more per year • Obesity screening and nutritional counseling now an “essential benefit” under Affordable Care Act • Providers seeking new revenue streams to offset increasing financial pressures • S ales of consumer products through providers up 20% in 2013 47 Market of 350K + Primary care physicians, Chiropractors, Independent Nutritionists in U.S. Sources: Bureau of Labor Statistics ; Issue Brief, Center for Healthcare Research & Transformation, January 2014

Medical Providers Strategy 48 1 2 3 EXPAND COVERAGE & TERRITORY CURRENT CLIENT REVENUE GROWTH BUSINESS MODEL ENHANCEMENTS Expand US & Establish business in Canada • Drive account acquisition with multi - touch campaigns and trade events • Streamline on - boarding process and enhance client support Drive shared growth with providers • New strategic account management practices to expand relationships • New sales & marketing tools support program expansion and growth New E - commerce technology platform • Enables direct - to - consumer ordering for each practice , reducing need for inventory • Co - branded, with ability to reach new patients and extend lifecycle 48

Innovation – from Concept to Consumer 49 49

Manufacturing & Distribution 50 • Company - owned state - of - the - art facilities • Supports industry - leading gross margins • Capacity to drive aggressive growth • Partnerships with leading suppliers

Innovation Across Channels Products Programs & Technology New Meal Replacements New Transition & Maintenance Guide Flavors of Home ™ Meals New Website Experience Healthy Living Shakes & Bars New Online Dashboards Healthy Sleep Set New Mobile App Stress Relief Products Integration with Trackers Snacks New TSFL Coach Tools & Management Systems Canada Launch New Point - of - Sale System for MWCC Trackers & Scales Enhanced Client Tracking in Weight Loss Centers E - commerce Platform for Medical Providers 51

The Life You Want Brian Kagen EVP & CMO 52

Healthy Living Trends 53 CONCERNED BUT CONFUSED Across markets, consumers want to be healthy and in control of their bodies, but face competing choices and claims 53 1

Healthy Living Trends 54 FUNCTIONAL BUT “NATURAL” Consumers look for clean labels, but still want convenience, taste and lifestyle support 54 2

There’s Need for Our Healthy Living Products 55 Countless options Few integrated plans or programs It’s about more than diets It’s about the whole journey

Why Medifast? TRUSTED HEALTH BRAND 4 CHANNELS TO REACH CONSUMERS PRODUCT & PROGRAM EXPERTISE “The people who know how to lose weight and keep it off, know how to keep you healthy in the first place” Each channel has strengths for reaching current and new clients with products that address needs for the whole journey of health Our food and program science supports expansion to adjacent markets ; Organically or via Acquisition 56

Healthy Living Strategy 57 5 7 1 2 3 NEW OFFERS TO WEIGHT LOSS CLIENTS NEW ENTRY POINT NEW PRODUCTS SIMPLER INGREDIENTS Increase Existing Customer Lifetime Value: • Help clients “keep it off” with maintenance foods and tools • Provide new products & programs to extend relationship Attract Non Weight Loss Clients with New Offerings • Integrated products, programs and tools • Exclusive products in selected channels • Develop and/or Acquire Design Foods that Fit the Natural Trend • Wherever possible, create products that have clean labels: no artificial flavors, colors, or preservatives.

Medifast Opportunity – The Whole Journey 58 Weight Loss Healthy Eating Healthy Mind & Body Active Lifestyle Aging

+Healthy Foods

MEAL REPLACEMENTS

Delicious additions to meal replacement line



Garlic Mashed Potatoes
Sour Cream & Chive Mashed Potatoes
Gingerbread Soft Bake

LEAN & GREEN TM MEALS*

Quick & Convenient – Clients are already asking for more Flavors of Home



Turkey Meatball Marinara
Chicken Cacciatore
Chicken with Rice & Vegetables
Beef Stew

*Each Flavors of HomeTM meal counts as one Lean & Green Meal on the Medifast Program. Not a lean food as per 9 CFR 317.362 for fat content.

Medifast 59

60 MAINTENANCE BARS & SHAKES SNACKS ENERGY DRINKS Balanced nutrition for your active, on - the - go lifestyle Get the crunch you crave, the healthy way Fuel your day with quick, refreshing choices Peanut Butter Chocolate Shake Strawberry Banana Smoothie Salted Caramel Nut Bar Cookies & Cream Bar Cheddar & Sour Cream Popcorn Sea Salt Popcorn Spicy Black Bean Veggie Chips Sea Salt & Olive Oil Veggie Chips Lemon Energy Infuser Mandarin Orange Energy Infuser Lemonade Energy Drops Wild Strawberry Energy Drops Pineapple Mango Energy Drops

61 SLEEP TEA & MELATONIN STRESS RELIEF GUM SLEEP SET Sleep disorders are a national epidemic… get the start you need for a good night’s rest Chill out anytime, anywhere A complete set of sleep & stress aids – even a scientifically designed blanket to regulate your temperature Restful Mind Herbal Sleep Tea Chill Time Gum Habits of Health Sleep Set

62 TRACKERS & SCALES APPS & DASHBOARDS SPORTS NUTRITION We’ll carry the best products so that clients can stay with us for the whole journey More than weight loss, more than fitness - and integrated with leading devices We’re working to develop the right products and branding for the right channels

Product Launches & Roadmap 0 5 10 15 20 25 30 2010 2011 2012 2013 2014 Fitness Sleep & Stress Energy Foods Maintenance Snacks Lean & Green Extras Meal Replacements 63 Number of new product launches

2014 Product Launches

Meal Replacements

- Garlic Mashed Potatoes (1Q)
- Sour Cream & Chive Mashed Potatoes (1Q)
- Gingerbread Soft Bake (4Q)

Lean & Green ™ Meals

- Turkey Meatball Marinara* (1Q)
- Chicken Cacciatore* (1Q)
- Chicken with Rice & Vegetables* (1Q)
- Beef Stew* (2Q)

Energy

- Lemon Energy Infuser (4Q)
- Mandarin Orange Infuser (4Q)
- Lemonade Energy Drops (4Q)
- Wild Strawberry Energy Drops (4Q)
- Pineapple Mango Energy Drops (4Q)

Maintenance

- Peanut Butter Chocolate Shake (4Q)
- Strawberry Banana Smoothie (4Q)
- Salted Caramel Nut Bar (4Q)
- Cookies & Cream Bar (4Q)

Snacks

- Cheddar & Sour Cream Popcorn (3Q)
- Sea Salt Popcorn (3Q)
- Spicy Black Bean Veggie Chips (3Q)
- Sea Salt & Olive Oil Veggie Chips (3Q)

Sleep & Stress

- Habits of Health Sleep Set (3Q)
- Melatonin (3Q)
- Chill Time Gum (3Q)
- Restful Mind Herbal Sleep Tea (3Q)
- Far Infrared Blanket (3Q)

Fitness & Tracking

- Activity Trackers & Integration (3Q)
- Bathroom Scale & Integration (3Q)

*Each Flavors of HomeTM meal counts as one Lean & Green Meal on the Medifast Program. Not a lean food as per 9 CFR 317.362 for fat content.



Medifast 64

J ust the beginning… 65

Key Strategies 66 ‣ DELIVER profitability and enhance shareholder value long term ‣ INNOVATE in products, programs & technology ‣ BUILD the network and reach of TSFL health coaches ‣ LEVERAGE our medical provider heritage & relationships ‣ GROW our online business thru best - in - class platform ‣ EXPAND b usiness d evelopment: I nternational & Corporate Wellness ‣ LAUNCH extensions into Healthy Living ‣ EXPLORE potential M&A opportunities 66

Q & A April 22, 2014